                                 EXHIBIT 10.13


               MCI TELECOMMUNICATIONS
               CORPORATION
[MCI LOGO]
               205 North Michigan Avenue
               Chicago, IL 60601
               312 856 2121

                                THIRD AMENDMENT

This Third Amendment is made this 25th day of April, 1997 between LONG DISTANCE DIRECT, INC. ("Customer") and MCI TELECOMMUNICATIONS CORPORATION ("MCI").

WHEREAS, Customer and MCI entered into a Carrier Agreement signed by Customer on March 14, 1996 and subsequently accepted by MCI on March 26,1996, as Amended by the First Amendment signed by Customer on September 23, 1996 and subsequently accepted by MCI on September 27, 1996, as Amended by the Second Amendment signed by Customer on February 4, 1997 and subsequently accepted by MCI on ___________,
 (together, the "Agreement").

WHEREAS, Customer and MCI desire to enter into this Third Amendment for the purpose of amending the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and MCI agree as follows:

1. Paragraph 4(g) is hereby deleted and replaced in its entirety with the following paragraph:

      4(g) CNS INTERNATIONAL OUTBOUND RATES. For CNS International Service terminating in international countries (excluding CNS International Service terminating in Canada and Mexico), Customer shall receive the rates provided in Exhibit A in accordance with the following:

            1) CNS international calls terminating in the countries listed in Table 1 of Exhibit A will receive the rate per minute in Schedule A for dedicated calls and the rate per minute in Schedule B for non-dedicated calls indicated for such country less the associated maximizer discounts in Paragraph 4(m).

            2) CNS international calls terminating in the Latin American countries listed in Table 2, of Exhibit A will receive the rate per minute in Schedule A for dedicated calls and the rate per minute in Schedule B for non-dedicated calls indicated for such country. In addition, the postalized rates in Table 2, may be discounted by (i) the associated maximizer discount in Paragraph 4(l) and 4(m) and (ii) in each month of the Service Term in which Customer's Monthly Usage of MCI Services equals or exceeds Four Hundred Thousand dollars ($400,000) a eight percent (8%) discount ("Latin American discount"). If Customer qualifies for both the maximizer discount and the Latin American discount, Customer will receive an additive discount off the postalized rates in Table 2. For example, if Customer qualifies for the maximizer discount of twenty percent (20%) and the Latin American discount of eight percent (8%), Customer will receive a total discount of twenty-eight percent (28%) off the postalized rates in Table 2. Such discount shall be applied to Customer's monthly usage charges for CNS international dedicated calls terminating in the Latin American countries listed in Table 2 excluding any applicable taxes (and gross receipt taxes) and tax-related surcharges.

            3) CNS international calls terminating in the countries listed in Table 3 of Exhibit A will receive the rate per minute in Schedule A for dedicated calls and the rate per minute in Schedule B for non dedicated calls indicated for such country. In addition, the postalized rates in Table 3 may be discounted by (i) the associated maximizer discount in Paragraph 4(l) and 4(m) and (ii) the applicable discount percentage in the table below as determined by Customer's Monthly Usage of MCI Services ("revenue discount"). If Customer qualifies for both the maximizer discount and the revenue discount, Customer will receive an additive discount off the postalized rates in Table 3. For example, if Customer qualifies for the maximizer discount of twenty percent (20%) and the revenue discount of five percent (5%), Customer will receive a total discount of twenty-five (25%) off the postalized rates


                                MCI CONFIDENTIAL
      in Table 3. Such discount percent shall be applied to Customer's monthly usage charges for CNS international calls terminating in the countries listed in Table 3 excluding any applicable taxes (and gross receipt taxes) and tax-related surcharges.

      Monthly Usage
      of MCI Services               Discount Percentage
      ---------------               -------------------
      $        0  to   $399,999             0%
      $  400,000  to   $599,999             2%
      $  600,000  to   $749,999             5%
      $  750,000  to   $999,999             7%
      $1,000,000  and above                10%

            4) Where rates are not provided in any of the Tables in Exhibit A for specific countries, Customer will receive Tariff rates less the associated maximizer discounts in Paragraph 4(l) and 4(m).

2. Paragraph 4(h) is hereby deleted and replaced in its entirety with the following paragraph:

      4(h) CNS INTERNATIONAL OUTBOUND TERMINATING IN MEXICO. For CNS international outbound service terminating in Mexico, Customer shall pay a postalized rate per minute in Table A for dedicated calls and the rate per minute in Table B for non-dedicated calls.

      TABLE A
      CNS International terminating to Mexico
      Dedicated (dedicated to switched)

          Range  Base Rates
                 Standard     Economy
            1     0.3500      0.2750
            2     0.3900      0.3050
            3     0.4600      0.3650
            4     0.6025      0.4600
            5     0.6950      0.5300
            6     0.9500      0.7175
            7     1.2050      0.9600
            8     1.3150      1.0000

      TABLE B
      CNS International terminating to Mexico
      Non-Dedicated (switched to switched)

         Range  Base Rates
                Standard   Economy
            1     0.3800   0.3025
            2     0.4200   0.3350
            3     0.4900   0.3925
            4     0.6300   0.4900
            5     0.7225   0.5600
            6     0.9800   0.7450
            7     1.2325   0.9975
            8     1.3450   1.0300

The ranges set forth in the Table A and B above correspond to the ranges for Mexico in Table V, Part H of the Tariff (or any successor Tariff section) which state the distance from the Mexican border to the destination in Mexico. In addition, the postalized rates in Tables A and B above may be discounted by


                                MCI CONFIDENTIAL

(i) the associated maximizer discount in Paragraph 4(l) and 4(m) and (ii) the applicable revenue discount, in accordance with the terms set forth in Paragraph 4(g)3).

3. Paragraph 4(i) is hereby deleted and replaced in its entirety with the following paragraph:

      4(i) CNS INTERNATIONAL OUTBOUND TERMINATING IN CANADA. For CNS international outbound service terminating in Canada, Customer shall pay a postalized rate per minute of $0.245 for non-dedicated calls and a rate per minute of $0.2150 for dedicated calls. In addition, the postalized rates in this paragraph may be discounted by (i) the associated maximizer discount in Paragraph 4(l) and 4(m) and (ii) the applicable revenue discount, in accordance with the terms set forth in Paragraph 4(g)3).

4. Paragraph 4(j) is hereby deleted and replaced in its entirety with the following paragraph:

      4(j) INTERNATIONAL DEDICATED AND NON-DEDICATED TOLL FREE RATES. For CNS international dedicated and non-dedicated toll free service, Customer shall pay the international toll free rates at the standard Tariff non-dedicated rates in Option F, Section C.3.07314 (or any successor Tariff section) less the associated maximizer discounts in Paragraph 4(l). CNS dedicated toll free service shall receive a $0.03 per minute discount on the International Non-Dedicated toll free rates in this paragraph before application of the associated maximizer discount in Paragraph 4(m). Customer is not eligible for any Tariff discounts on such service.

5. Paragraph 4(k) is hereby deleted and replaced in its entirety with the following paragraph:

            4(k) The postalized rates set forth in Exhibit A of this Agreement shall be fixed for three (3) months from the Effective Date. After this three month period, MCI shall have the option to revise the postalized rates in Exhibit A on thirty (30) days prior written notice. If the rate increase (a) to any country is more than ten percent (10%) or (b) is for a country which represents more than twenty (20%) of Customer's total international usage of CNS International dedicated and non-dedicated outbound service (measured in dollars) measured at the rates set forth in Exhibit A, as modified by any previous rate increase resulting from a rate review, or for countries not listed in Exhibit A, measured at Tariff rates less Tariff discounts, Customer will have the option to terminate traffic to that country and move such traffic to another carrier.

            If Customer elects to move such traffic to another carrier, MCI will reduce Customer's Monthly Commitment and International Subcommitment by an amount equal to the "Monthly Commitment Adjustment". The Monthly Commitment Adjustment shall be based on the Customer's monthly usage of CNS International dedicated and non-dedicated outbound service to the country in which Customer elects to terminate traffic during the month prior to the date in which Customer elects to terminate traffic to the country, measured at the rates set forth in Exhibit A or, for countries not listed in Exhibit A, measured at Tariff rates less Tariff discounts

6. Paragraph 4(p) is hereby deleted and replaced in its entirety with the following paragraph:

      4(p)  INTERNATIONAL CALL BACK LIMITATIONS.

            1) If regulatory action by a foreign government agency prevents Customer from meeting the Monthly Commitment and International Subcommitment and Customer provides written notice to MCI of such action within thirty (30) days of its occurrence, MCI shall waive underutilization charges otherwise applicable to the months during which such regulatory action is in effect. Following such period, the Monthly Commitment and underutilization charges shall again be in effect.

            2) In the event that the underutilization charges are waived pursuant to Paragraph 4(p)1) above, the Service Term shall automatically be extended until the earlier of 1) the completion of the billing period in which Customer's usage of MCI Services pursuant to this Agreement, not including


                                MCI CONFIDENTIAL
      usage within the Ramp Period, totals Thirty Nine Million Five Hundred Two Thousand Five Hundred Dollars ($39,502,500) ("Term Commitment") or 2) the date which is in twenty-four (24) months from completion of the Service Term, upon which Customer shall pay to MCI the difference between the Term Commitment and Customer's actual usage of MCI Services pursuant to this Agreement.

            3) If MCI curtails twenty-five (25%) or more of the Customer's minutes of use of MCI services as a result of actions taken under Paragraph 4(p)4), 4(p)5) and 4(p)6), either party may either terminate this Agreement upon thirty (30) day written notice to the other party or reduce the Monthly Commitment and International Subcommitment. In the event Customer's Monthly Commitment and International Subcommitment are reduced, Customer shall continue to receive the rates and discounts set forth in this Agreement.

            4) If MCI detects the use of "polling" technique by Customer for signaling, setup or completion of calls, MCI may, subject to and without limitation upon the Tariff, block calls.

            5) If any action or ruling by the FCC or foreign PTT's prevent or impede MCI from performing any material obligation in this Agreement, MCI may, at its option and upon ten (10) days prior written notice to Customer, terminate this Agreement or the affected services herein without any liability.

            6) Any action or ruling by the FCC or foreign PTT's that prevents or effects MCI's ability to provide MCI services shall not be considered a breach of this Agreement. In addition, MCI's actions resulting from the PTT's blocking or interrupting MCI's service, or threatening to do so, shall not be considered a breach of this Agreement.

7. Paragraph 7(e) is hereby deleted and replaced in its entirety with the following paragraph:

      7(e) MCI FEATURE CARD SERVICE. Customer will receive the rates, terms and conditions for MCI Feature Card Service set forth in Exhibit B.

8. Exhibit A is hereby deleted and replaced in its entirety with the attached Exhibit A.

9. Exhibit B is hereby deleted and replaced in its entirety with the attached Exhibit B.

10. The terms of this Third Amendment will become effective, following execution by both parties, as of the first (1st) day of the first (1st) full month following execution by both parties.

11. Except as expressly provided in this Third Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

12. This Third Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.


                                MCI CONFIDENTIAL

13. This offer will remain open and be capable of being accepted by Customer until FEBRUARY 28, 1997. Any and all prior offers made to Customer, whether written or oral, shall be in writing and signed by both parties.

LONG DISTANCE                       MCI TELECOMMUNICATIONS
DIRECT, INC.                        CORPORATION


/s/  Steven Lampert                 /s/ Edward W. Smith
--------------------------          -----------------------------------
Signature                           Signature          EDWARD W. SMITH
                                                      EXECUTIVE DIRECTOR/
                                                      CONTROLLER, FINANCE

Steven Lampert
--------------------------          -----------------------------------
Printed Name                        Printed Name

President
--------------------------          -----------------------------------
Title                               Title


4/25/97                             05/09/97
--------------------------          -----------------------------------
                    Date                                          Date


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES


TABLE 1
SCHEDULE A
FLAT RATE COUNTRIES - DEDICATED

COUNTRY                       FLAT RATES FOR      EFFECTIVE
                              ALL TRAFFIC       RATES FOR ALL
                              LEVELS            TRAFFIC LEVELS
                                                AFTER MAXIMIZER
                                                  DISCOUNT
                                                WHEN APPLICABLE
---------------------------------------------------------------
CHINA                          $     1.4058       $     1.1246
---------------------------------------------------------------
FRANCE                         $     0.2776       $     0.2221
---------------------------------------------------------------
HONG KONG                      $     0.6140       $     0.4912
---------------------------------------------------------------
INDIA                          $     1.2875       $     1.0300
---------------------------------------------------------------
IRAN                           $     1.8114       $     1.4491
---------------------------------------------------------------
ISRAEL                         $     0.9078       $     0.7263
---------------------------------------------------------------
JAPAN                          $     0.4510       $     0.3608
---------------------------------------------------------------
KUWAIT                         $     1.1364       $     0.9091
---------------------------------------------------------------
LEBANON                        $     1.4373       $     1.1499
---------------------------------------------------------------
PAKISTAN                       $     1.7385       $     1.3908
---------------------------------------------------------------
RUSSIA                         $     1.3303       $     1.0642
---------------------------------------------------------------
SAUDI ARABIA                   $     1.3134       $     1.0507
---------------------------------------------------------------
SINGAPORE                      $     0.4696       $     0.3757
---------------------------------------------------------------
SOUTH AFRICA                   $     0.7199       $     0.5759
---------------------------------------------------------------
SOUTH KOREA                    $     0.6761       $     0.5409
---------------------------------------------------------------
SPAIN                          $     0.7140       $     0.5712
---------------------------------------------------------------
TAIWAN                         $     0.7092       $     0.5673
---------------------------------------------------------------
UNITED KINGDOM                 $     0.2186       $     0.1748
---------------------------------------------------------------
YEMEN ARAB REPUBLIC            $     1.1498       $     0.9198
---------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES

TABLE 1
SCHEDULE B
FLAT RATE COUNTRIES - NON-DEDICATED


COUNTRY                         FLAT RATES           EFFECTIVE
                                FOR ALL TRAFFIC      RATES FOR ALL
                                LEVELS               TRAFFIC LEVELS
                                                     AFTER
                                                     MAXIMIZER
                                                     DISCOUNT
                                                     WHEN
                                                     APPLICABLE
--------------------------------------------------------------------
CHINA                          $     1.4308       $     1.1446
--------------------------------------------------------------------
FRANCE                         $     0.3026       $     0.2421
--------------------------------------------------------------------
HONG KONG                      $     0.6390       $     0.5112
--------------------------------------------------------------------
INDIA                          $     1.3125       $     1.0500
--------------------------------------------------------------------
IRAN                           $     1.8364       $     1.4691
--------------------------------------------------------------------
ISRAEL                         $     0.9328       $     0.7463
--------------------------------------------------------------------
JAPAN                          $     0.4760       $     0.3808
--------------------------------------------------------------------
KUWAIT                         $     1.1614       $     0.9291
--------------------------------------------------------------------
LEBANON                        $     1.4623       $     1.1699
--------------------------------------------------------------------
PAKISTAN                       $     1.7635       $     1.4108
--------------------------------------------------------------------
RUSSIA                         $     1.3553       $     1.0842
--------------------------------------------------------------------
SAUDI ARABIA                   $     1.3384       $     1.0707
--------------------------------------------------------------------
SINGAPORE                      $     0.4946       $     0.3957
--------------------------------------------------------------------
SOUTH AFRICA                   $     0.7449       $     0.5959
--------------------------------------------------------------------
SOUTH KOREA                    $     0.6611       $     0.5289
--------------------------------------------------------------------
SPAIN                          $     0.7390       $     0.5912
--------------------------------------------------------------------
TAIWAN                         $     0.7342       $     0.5873
--------------------------------------------------------------------
UNITED KINGDOM                 $     0.2436       $     0.1948
--------------------------------------------------------------------
YEMEN ARAB REPUBLIC            $     1.1748       $     0.9398
--------------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES

TABLE 2
SCHEDULE A
LATIN AMERICAN COUNTRIES - DEDICATED

COUNTRY                       LATIN          EFFECTIVE       EFFECTIVE
                             AMERICAN      RATES FOR ALL     RATES AFTER
                            BASE RATES     TRAFFIC LEVELS     LATIN
                         FOR ALL TRAFFIC       AFTER         AMERICAN
                              LEVELS         MAXIMIZER          AND
                                              DISCOUNT        MAXIMIZER
                                                WHEN          DISCOUNTS
                                              APPLICABLE        WHEN
                                                              APPLICABLE
------------------------------------------------------------------------
ARGENTINA                      $ 1.0481        $ 0.8385        $ 0.7547
------------------------------------------------------------------------
BOLIVIA                        $ 1.1201        $ 0.8961        $ 0.8065
------------------------------------------------------------------------
BRAZIL                         $ 0.8341        $ 0.6673        $ 0.6006
------------------------------------------------------------------------
CHILE                          $ 0.6211        $ 0.4969        $ 0.4472
------------------------------------------------------------------------
COLOMBIA                       $ 0.9916        $ 0.7933        $ 0.7140
------------------------------------------------------------------------
COSTA RICA                     $ 0.8223        $ 0.6578        $ 0.5921
------------------------------------------------------------------------
DOMINICAN REPUBLIC             $ 0.6170        $ 0.4936        $ 0.4443
------------------------------------------------------------------------
ECUADOR                        $ 1.1953        $ 0.9562        $ 0.8606
------------------------------------------------------------------------
EL SALVADOR                    $ 1.0080        $ 0.8064        $ 0.7257
------------------------------------------------------------------------
GUATEMALA                      $ 0.9262        $ 0.7410        $ 0.6669
------------------------------------------------------------------------
HAITI                          $ 1.0678        $ 0.8543        $ 0.7688
------------------------------------------------------------------------
HONDURAS                       $ 1.2112        $ 0.9690        $ 0.8721
------------------------------------------------------------------------
JAMAICA                        $ 1.0224        $ 0.8179        $ 0.7361
------------------------------------------------------------------------
NICARAGUA                      $ 1.0839        $ 0.8671        $ 0.7804
------------------------------------------------------------------------
PANAMA                         $ 1.0650        $ 0.8520        $ 0.7668
------------------------------------------------------------------------
PARAGUAY                       $ 1.3403        $ 1.0722        $ 0.9650
------------------------------------------------------------------------
PERU                           $ 0.9525        $ 0.7620        $ 0.6858
------------------------------------------------------------------------
TRINIDAD AND TOBAGO            $ 1.0196        $ 0.8157        $ 0.7341
------------------------------------------------------------------------
URUGUAY                        $ 1.1997        $ 0.9598        $ 0.8638
------------------------------------------------------------------------
VENEZUELA                      $ 0.6593        $ 0.5274        $ 0.4747
------------------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES

TABLE 2
SCHEDULE B
LATIN AMERICAN COUNTRIES - NON-DEDICATED


COUNTRY                        LATIN           EFFECTIVE          EFFECTIVE
                              AMERICAN       RATES FOR ALL       RATES AFTER
                             BASE RATES     TRAFFIC LEVELS         LATIN
                          FOR ALL TRAFFIC         AFTER           AMERICAN
                               LEVELS           MAXIMIZER             AND
                                                DISCOUNT           MAXIMIZER
                                                  WHEN             DISCOUNTS
                                                APPLICABLE           WHEN
                                                                   APPLICABLE
--------------------------------------------------------------------------------
ARGENTINA                      $1.0759            $0.8607            $0.7747
--------------------------------------------------------------------------------
BOLIVIA                        $1.1479            $0.9183            $0.8265
--------------------------------------------------------------------------------
BRAZIL                         $0.8619            $0.6895            $0.6206
--------------------------------------------------------------------------------
CHILE                          $0.6489            $0.5191            $0.4672
--------------------------------------------------------------------------------
COLOMBIA                       $1.0194            $0.8155            $0.7340
--------------------------------------------------------------------------------
COSTA RICA                     $0.8501            $0.6801            $0.6121
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC             $0.6448            $0.5158            $0.4643
--------------------------------------------------------------------------------
ECUADOR                        $1.2231            $0.9785            $0.8806
--------------------------------------------------------------------------------
EL SALVADOR                    $1.0358            $0.8286            $0.7457
--------------------------------------------------------------------------------
GUATEMALA                      $0.9540            $0.7632            $0.6869
--------------------------------------------------------------------------------
HAITI                          $1.0956            $0.8765            $0.7888
--------------------------------------------------------------------------------
HONDURAS                       $1.2390            $0.9912            $0.8921
--------------------------------------------------------------------------------
JAMAICA                        $1.0501            $0.8401            $0.7561
--------------------------------------------------------------------------------
NICARAGUA                      $1.1116            $0.8893            $0.8004
--------------------------------------------------------------------------------
PANAMA                         $1.0928            $0.8742            $0.7868
--------------------------------------------------------------------------------
PARAGUAY                       $1.3681            $1.0944            $0.9850
--------------------------------------------------------------------------------
PERU                           $0.9803            $0.7843            $0.7058
--------------------------------------------------------------------------------
TRINIDAD AND TOBAGO            $1.0474            $0.8379            $0.7541
--------------------------------------------------------------------------------
URUGUAY                        $1.2275            $0.9820            $0.8838
--------------------------------------------------------------------------------
VENEZUELA                      $0.6870            $0.5496            $0.4947
--------------------------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES

TABLE 3
SCHEDULE A
BASE RATE COUNTRIES - DEDICATED

THE RATE CHART BELOW SHOWS CUSTOMER'S EFFECTIVE RATES AT EACH REVENUE
BILLING TIER AFTER BOTH THE MAXIMIZER AND REVENUE DISCOUNTS HAVE BEEN
APPLIED. ALL COUNTRIES NOT LISTED BELOW OR ABOVE WILL BE BILLED AT TARIFF
LESS TARIFF, FCC. NO 1, SECTION C.0739, PAGE NO. 19.9.1.7.8.3 OR ITS SUCCESSOR SECTION.

All rates below are for U.S. Origination and international termination. Billing increments are pursuant to FCC. No. 1, Section C 3.0739, Page No. 19.9.7.8.3 or its successor section

COUNTRY                 BASE RATES          EFFECTIVE       EFFECTIVE          EFFECTIVE             EFFECTIVE         EFFECTIVE
                                             RATES AT         RATES AT          RATES AT             RATES AT          RATES AT
                                             $200,000         $400,000          $600,000             $750,000          $1,000,000
                                           TOTAL BILLING   TOTAL BILLING     TOTAL BILLING        TOTAL BILLING       TOTAL BILLING
                                              AFTER           AFTER 2%           AFTER 5%           AFTER 7%            AFTER 10%
                                            MAXIMIZER            AND                AND                AND                 AND
                                             DISCOUNT         MAXIMIZER          MAXIMIZER          MAXIMIZER           MAXIMIZER
                                               WHEN           DISCOUNTS          DISCOUNTS          DISCOUNTS           DISCOUNTS
                                            APPLICABLE           WHEN              WHEN               WHEN                WHEN
                                                              APPLICABLE         APPLICABLE        APPLICABLE          APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
ANGOLA                    $2.5275            $2.0220            $1.9714            $1.8956            $1.8451            $1.7692
-----------------------------------------------------------------------------------------------------------------------------------
ANGUILLA                  $1.1500            $0.9200            $0.8970            $0.8625            $0.8395            $0.8050
-----------------------------------------------------------------------------------------------------------------------------------
ANTIGUA                   $0.9095            $0.7276            $0.7094            $0.6822            $0.6640            $0.6367
-----------------------------------------------------------------------------------------------------------------------------------
ARUBA                     $0.8420            $0.6736            $0.6568            $0.6315            $0.6147            $0.5894
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                 $0.4036            $0.3229            $0.3148            $0.3027            $0.2946            $0.2825
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA                   $0.6672            $0.5337            $0.5204            $0.5004            $0.4870            $0.4670
-----------------------------------------------------------------------------------------------------------------------------------
BAHAMAS                   $0.3698            $0.2958            $0.2884            $0.2773            $0.2699            $0.2589
-----------------------------------------------------------------------------------------------------------------------------------
BAHRAIN                   $1.2546            $1.0037            $0.9786            $0.9410            $0.9159            $0.8782
-----------------------------------------------------------------------------------------------------------------------------------
BANGLADESH                $1.9834            $1.5867            $1.5470            $1.4875            $1.4479            $1.3884
-----------------------------------------------------------------------------------------------------------------------------------
BARBADOS                  $0.8781            $0.7025            $0.6849            $0.6586            $0.6410            $0.6147
-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM                   $0.7062            $0.5650            $0.5508            $0.5297            $0.5155            $0.4944
-----------------------------------------------------------------------------------------------------------------------------------
BELIZE                    $1.2299            $0.9840            $0.9594            $0.9225            $0.8979            $0.8610
-----------------------------------------------------------------------------------------------------------------------------------
BENIN                     $1.5356            $1.2284            $1.1977            $1.1517            $1.1210            $1.0749
-----------------------------------------------------------------------------------------------------------------------------------
BERMUDA                   $0.6722            $0.5378            $0.5243            $0.5042            $0.4907            $0.4705
-----------------------------------------------------------------------------------------------------------------------------------
BRITISH V.I               $0.8971            $0.7177            $0.6997            $0.6728            $0.6549            $0.6280
-----------------------------------------------------------------------------------------------------------------------------------
CAMBODIA                  $3.4197            $2.7357            $2.6673            $2.5648            $2.4964            $2.3938
-----------------------------------------------------------------------------------------------------------------------------------
CAMEROON                  $1.5973            $1.2778            $1.2459            $1.1980            $1.1660            $1.1181
-----------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS            $0.8406            $0.6725            $0.6557            $0.6305            $0.6137            $0.5884
-----------------------------------------------------------------------------------------------------------------------------------
CROATIA                   $1.9157            $1.5326            $1.4943            $1.4368            $1.3985            $1.3410
-----------------------------------------------------------------------------------------------------------------------------------
CYPRUS                    $1.3301            $1.0641            $1.0375            $0.9976            $0.9710            $0.9311
-----------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC            $0.8101            $0.6480            $0.6318            $0.6075            $0.5913            $0.5670
-----------------------------------------------------------------------------------------------------------------------------------
DENMARK                   $0.5992            $0.4793            $0.4674            $0.4494            $0.4374            $0.4194
-----------------------------------------------------------------------------------------------------------------------------------
DOMINICA                  $0.9512            $0.7610            $0.7419            $0.7134            $0.6944            $0.6658
-----------------------------------------------------------------------------------------------------------------------------------


                                MCI CONFIDENTIAL

COUNTRY                 BASE RATES          EFFECTIVE       EFFECTIVE          EFFECTIVE             EFFECTIVE         EFFECTIVE
                                             RATES AT         RATES AT          RATES AT             RATES AT          RATES AT
                                             $200,000         $400,000          $600,000             $750,000          $1,000,000
                                           TOTAL BILLING   TOTAL BILLING     TOTAL BILLING        TOTAL BILLING       TOTAL BILLING
                                              AFTER           AFTER 2%           AFTER 5%           AFTER 7%            AFTER 10%
                                            MAXIMIZER            AND                AND                AND                 AND
                                             DISCOUNT         MAXIMIZER          MAXIMIZER          MAXIMIZER           MAXIMIZER
                                               WHEN           DISCOUNTS          DISCOUNTS          DISCOUNTS           DISCOUNTS
                                            APPLICABLE           WHEN              WHEN               WHEN                WHEN
                                                              APPLICABLE         APPLICABLE        APPLICABLE          APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
EGYPT                     $1.2717            $1.0174            $0.9919            $0.9538            $0.9284            $0.8902
-----------------------------------------------------------------------------------------------------------------------------------
ETHIOPIA                  $2.0585            $1.6468            $1.6056            $1.5438            $1.5027            $1.4409
-----------------------------------------------------------------------------------------------------------------------------------
FINLAND                   $0.5026            $0.4021            $0.3920            $0.3770            $0.3669            $0.3518
-----------------------------------------------------------------------------------------------------------------------------------
GAMBIA                    $1.0233            $0.8186            $0.7982            $0.7675            $0.7470            $0.7163
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY                   $0.4358            $0.3486            $0.3399            $0.3268            $0.3181            $0.3050
-----------------------------------------------------------------------------------------------------------------------------------
GHANA                     $1.5165            $1.2132            $1.1829            $1.1374            $1.1071            $1.0616
-----------------------------------------------------------------------------------------------------------------------------------
GREECE                    $0.8883            $0.7107            $0.6929            $0.6662            $0.6485            $0.6218
-----------------------------------------------------------------------------------------------------------------------------------
GRENADA                   $1.0143            $0.8115            $0.7912            $0.7607            $0.7405            $0.7100
-----------------------------------------------------------------------------------------------------------------------------------
GUADELOUPE                $1.3679            $1.0943            $1.0670            $1.0259            $0.9986            $0.9575
-----------------------------------------------------------------------------------------------------------------------------------
GUAM                      $0.9583            $0.7666            $0.7475            $0.7187            $0.6995            $0.6708
-----------------------------------------------------------------------------------------------------------------------------------
GUINEA                    $2.5783            $2.0626            $2.0111            $1.9337            $1.8821            $1.8048
-----------------------------------------------------------------------------------------------------------------------------------
GUYANA                    $1.3473            $1.0779            $1.0509            $1.0105            $0.9835            $0.9431
-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY                   $0.9724            $0.7779            $0.7584            $0.7293            $0.7098            $0.6806
-----------------------------------------------------------------------------------------------------------------------------------
ICELAND                   $0.9859            $0.7887            $0.7690            $0.7394            $0.7197            $0.6901
-----------------------------------------------------------------------------------------------------------------------------------
INDONESIA                 $1.2674            $1.0139            $0.9885            $0.9505            $0.9252            $0.8872
-----------------------------------------------------------------------------------------------------------------------------------
IRAQ                      $2.0853            $1.6683            $1.6266            $1.5640            $1.5223            $1.4597
-----------------------------------------------------------------------------------------------------------------------------------
IRELAND                   $0.6156            $0.4925            $0.4802            $0.4617            $0.4494            $0.4309
-----------------------------------------------------------------------------------------------------------------------------------
ITALY                     $0.7011            $0.5609            $0.5469            $0.5258            $0.5118            $0.4908
-----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST               $2.0244            $1.6195            $1.5790            $1.5183            $1.4778            $1.4171
-----------------------------------------------------------------------------------------------------------------------------------
JORDAN                    $1.5004            $1.2003            $1.1703            $1.1253            $1.0953            $1.0503
-----------------------------------------------------------------------------------------------------------------------------------
KENYA                     $1.4266            $1.1413            $1.1128            $1.0700            $1.0414            $0.9986
-----------------------------------------------------------------------------------------------------------------------------------
LIBERIA                   $1.1473            $0.9178            $0.8949            $0.8605            $0.8375            $0.8031
-----------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG                $0.6228            $0.4983            $0.4858            $0.4671            $0.4547            $0.4360
-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA                  $0.8440            $0.6752            $0.6583            $0.6330            $0.6161            $0.5908
-----------------------------------------------------------------------------------------------------------------------------------
MOROCCO                   $1.8628            $1.4902            $1.4530            $1.3971            $1.3598            $1.3039
-----------------------------------------------------------------------------------------------------------------------------------
MOZAMBIQUE                $2.3399            $1.8719            $1.8251            $1.7549            $1.7081            $1.6379
-----------------------------------------------------------------------------------------------------------------------------------
MYANMAR (BURMA)           $4.9308            $3.9446            $3.8460            $3.6981            $3.5995            $3.4516
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS               $0.3444            $0.2755            $0.2686            $0.2583            $0.2514            $0.2411
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS ANTILLES      $0.6472            $0.5177            $0.5048            $0.4854            $0.4724            $0.4530
-----------------------------------------------------------------------------------------------------------------------------------
NEW CALEDONIA             $2.5085            $2.0068            $1.9566            $1.8814            $1.8312            $1.7560
-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND               $0.6168            $0.4934            $0.4811            $0.4626            $0.4503            $0.4318
-----------------------------------------------------------------------------------------------------------------------------------
NIGERIA                   $1.0308            $0.8246            $0.8040            $0.7731            $0.7525            $0.7215
-----------------------------------------------------------------------------------------------------------------------------------
NORWAY                    $0.3955            $0.3164            $0.3085            $0.2966            $0.2887            $0.2769
-----------------------------------------------------------------------------------------------------------------------------------
OMAN                      $2.1301            $1.7041            $1.6615            $1.5976            $1.5550            $1.4911
-----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES               $1.1464            $0.9171            $0.8942            $0.8598            $0.8369            $0.8025
-----------------------------------------------------------------------------------------------------------------------------------
POLAND                    $0.8996            $0.7197            $0.7017            $0.6747            $0.6567            $0.6298
-----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL                  $0.8413            $0.6730            $0.6562            $0.6309            $0.6141            $0.5889
-----------------------------------------------------------------------------------------------------------------------------------
QATAR                     $1.5538            $1.2430            $1.2120            $1.1653            $1.1343            $1.0877
-----------------------------------------------------------------------------------------------------------------------------------
ROMANIA                   $1.5425            $1.2340            $1.2032            $1.1569            $1.1260            $1.0798
-----------------------------------------------------------------------------------------------------------------------------------
SAO TOME                  $3.2256            $2.5805            $2.5160            $2.4192            $2.3547            $2.2579
-----------------------------------------------------------------------------------------------------------------------------------
SENEGAL                   $2.3730            $1.8984            $1.8509            $1.7797            $1.7323            $1.6611
-----------------------------------------------------------------------------------------------------------------------------------
SIERRA LEONE              $1.9871            $1.5897            $1.5499            $1.4903            $1.4506            $1.3910
-----------------------------------------------------------------------------------------------------------------------------------
SRI LANKA                 $1.7643            $1.4114            $1.3761            $1.3232            $1.2879            $1.2350
-----------------------------------------------------------------------------------------------------------------------------------
ST. KITTS                 $1.0732            $0.8586            $0.8371            $0.8049            $0.7834            $0.7513
-----------------------------------------------------------------------------------------------------------------------------------
ST. LUCIA                 $1.0732            $0.8586            $0.8371            $0.8049            $0.7834            $0.7513
-----------------------------------------------------------------------------------------------------------------------------------
ST. VINCENT/GRENADINES    $1.0742            $0.8594            $0.8379            $0.8057            $0.7842            $0.7520
-----------------------------------------------------------------------------------------------------------------------------------
SURINAME                  $2.0348            $1.6279            $1.5872            $1.5261            $1.4854            $1.4244
-----------------------------------------------------------------------------------------------------------------------------------
SWEDEN                    $0.3356            $0.2685            $0.2618            $0.2517            $0.2450            $0.2349
-----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND               $0.3659            $0.2927            $0.2854            $0.2744            $0.2671            $0.2561
-----------------------------------------------------------------------------------------------------------------------------------
SYRIA                     $2.1861            $1.7489            $1.7052            $1.6396            $1.5959            $1.5303
-----------------------------------------------------------------------------------------------------------------------------------


                                MCI CONFIDENTIAL

COUNTRY                 BASE RATES          EFFECTIVE       EFFECTIVE          EFFECTIVE             EFFECTIVE         EFFECTIVE
                                             RATES AT         RATES AT          RATES AT             RATES AT          RATES AT
                                             $200,000         $400,000          $600,000             $750,000          $1,000,000
                                           TOTAL BILLING   TOTAL BILLING     TOTAL BILLING        TOTAL BILLING       TOTAL BILLING
                                              AFTER           AFTER 2%           AFTER 5%           AFTER 7%            AFTER 10%
                                            MAXIMIZER            AND                AND                AND                 AND
                                             DISCOUNT         MAXIMIZER          MAXIMIZER          MAXIMIZER           MAXIMIZER
                                               WHEN           DISCOUNTS          DISCOUNTS          DISCOUNTS           DISCOUNTS
                                            APPLICABLE           WHEN              WHEN               WHEN                WHEN
                                                              APPLICABLE         APPLICABLE        APPLICABLE          APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
TANZANIA                  $1.5139            $1.2111            $1.1809            $1.1355            $1.1052            $1.0598
-----------------------------------------------------------------------------------------------------------------------------------
THAILAND                  $1.1835            $0.9468            $0.9231            $0.8876            $0.8640            $0.8285
-----------------------------------------------------------------------------------------------------------------------------------
TOGO                      $1.7806            $1.4245            $1.3889            $1.3355            $1.2998            $1.2464
-----------------------------------------------------------------------------------------------------------------------------------
TUNISIA                   $1.6010            $1.2808            $1.2488            $1.2008            $1.1687            $1.1207
-----------------------------------------------------------------------------------------------------------------------------------
TURKEY                    $0.9594            $0.7676            $0.7484            $0.7196            $0.7004            $0.6716
-----------------------------------------------------------------------------------------------------------------------------------
TURKS & CAICOS ISL        $1.0799            $0.8639            $0.8423            $0.8099            $0.7883            $0.7559
-----------------------------------------------------------------------------------------------------------------------------------
UGANDA                    $1.4726            $1.1780            $1.1486            $1.1044            $1.0750            $1.0308
-----------------------------------------------------------------------------------------------------------------------------------
UKRAINE                   $1.2015            $0.9612            $0.9372            $0.9011            $0.8771            $0.8411
-----------------------------------------------------------------------------------------------------------------------------------
UNITED ARAB EMIRATES      $0.8279            $0.6623            $0.6458            $0.6209            $0.6044            $0.5795
-----------------------------------------------------------------------------------------------------------------------------------
VIETNAM                   $1.7597            $1.4077            $1.3725            $1.3197            $1.2845            $1.2318
-----------------------------------------------------------------------------------------------------------------------------------
ZAIRE                     $1.5172            $1.2137            $1.1834            $1.1379            $1.1075            $1.0620
-----------------------------------------------------------------------------------------------------------------------------------
ZAMBIA                    $1.6011            $1.2809            $1.2489            $1.2008            $1.1688            $1.1208
-----------------------------------------------------------------------------------------------------------------------------------
ZIMBABWE                  $1.2854            $1.0283            $1.0026            $0.9640            $0.9383            $0.8998
-----------------------------------------------------------------------------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT A

              CARRIER NETWORK SERVICE INTERNATIONAL OUTBOUND RATES

TABLE 3
SCHEDULE B
BASE RATE COUNTRIES - NON-DEDICATED

THE RATE CHART BELOW SHOWS CUSTOMER'S EFFECTIVE RATES AT EACH REVENUE
BILLING TIER AFTER BOTH THE MAXIMIZER AND REVENUE DISCOUNTS HAVE BEEN
APPLIED. ALL COUNTRIES NOT LISTED BELOW OR ABOVE WILL BE BILLED AT TARIFF
LESS TARIFF DISCOUNTS, FCC. NO 1, SECTION C.0739, PAGE NO. 19.9.1.7.8.3 OR ITS SUCCESSOR SECTION.

All rates below are for U.S. Origination and international termination. Billing increments are pursuant to FCC. No. 1, Section C 3.0739, Page No. 19.9.7.8.3 or its successor section.

COUNTRY                    BASE RATES         EFFECTIVE          EFFECTIVE        EFFECTIVE          EFFECTIVE           EFFECTIVE
                                               RATES AT           RATES AT         RATES AT           RATES AT           RATES AT
                                              $200,000            $400,000          $600,000          $750,000          $1,000,000
                                            TOTAL BILLING       TOTAL BILLING     TOTAL BILLING     TOTAL BILLING      TOTAL BILLING
                                                 AFTER            AFTER 2%          AFTER 5%           AFTER 7%          AFTER 10%
                                               MAXIMIZER            AND               AND                AND                AND
                                               DISCOUNT          MAXIMIZER         MAXIMIZER          MAXIMIZER          MAXIMIZER
                                                 WHEN            DISCOUNTS         DISCOUNTS          DISCOUNTS          DISCOUNTS
                                              APPLICABLE           WHEN              WHEN                WHEN               WHEN
                                                                 APPLICABLE        APPLICABLE         APPLICABLE         APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
ANGOLA                      $2.5561            $2.0448            $1.9937            $1.9170            $1.8659            $1.7892
ANGUILLA                    $1.1785            $0.9428            $0.9193            $0.8839            $0.8603            $0.8250
ANTIGUA                     $0.9381            $0.7505            $0.7317            $0.7036            $0.6848            $0.6567
ARUBA                       $0.8706            $0.6965            $0.6791            $0.6530            $0.6355            $0.6094
AUSTRALIA                   $0.4322            $0.3457            $0.3371            $0.3241            $0.3155            $0.3025
AUSTRIA                     $0.6958            $0.5566            $0.5427            $0.5218            $0.5079            $0.4870
BAHAMAS                     $0.3984            $0.3187            $0.3107            $0.2988            $0.2908            $0.2789
BAHRAIN                     $1.2832            $1.0266            $1.0009            $0.9624            $0.9367            $0.8982
BANGLADESH                  $2.0120            $1.6096            $1.5693            $1.5090            $1.4687            $1.4084
BARBADOS                    $0.9067            $0.7254            $0.7072            $0.6800            $0.6619            $0.6347
BELGIUM                     $0.7348            $0.5878            $0.5731            $0.5511            $0.5364            $0.5144
BELIZE                      $1.2585            $1.0068            $0.9816            $0.9439            $0.9187            $0.8810
BENIN                       $1.5641            $1.2513            $1.2200            $1.1731            $1.1418            $1.0949
BERMUDA                     $0.7008            $0.5606            $0.5466            $0.5256            $0.5116            $0.4905
BRITISH V.I                 $0.9256            $0.7405            $0.7220            $0.6942            $0.6757            $0.6480
CAMBODIA                    $3.4482            $2.7586            $2.6896            $2.5862            $2.5172            $2.4138
CAMEROON                    $1.6258            $1.3007            $1.2682            $1.2194            $1.1869            $1.1381
CAYMAN ISLANDS              $0.8692            $0.6954            $0.6780            $0.6519            $0.6345            $0.6084
CROATIA                     $1.9443            $1.5555            $1.5166            $1.4582            $1.4193            $1.3610


                                MCI CONFIDENTIAL

COUNTRY                    BASE RATES         EFFECTIVE          EFFECTIVE        EFFECTIVE          EFFECTIVE           EFFECTIVE
                                               RATES AT           RATES AT         RATES AT           RATES AT           RATES AT
                                              $200,000            $400,000          $600,000          $750,000          $1,000,000
                                            TOTAL BILLING       TOTAL BILLING     TOTAL BILLING     TOTAL BILLING      TOTAL BILLING
                                                 AFTER            AFTER 2%          AFTER 5%           AFTER 7%          AFTER 10%
                                               MAXIMIZER            AND               AND                AND                AND
                                               DISCOUNT          MAXIMIZER         MAXIMIZER          MAXIMIZER          MAXIMIZER
                                                 WHEN            DISCOUNTS         DISCOUNTS          DISCOUNTS          DISCOUNTS
                                              APPLICABLE           WHEN              WHEN                WHEN               WHEN
                                                                 APPLICABLE        APPLICABLE         APPLICABLE         APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
CYPRUS                      $1.3587            $1.0869            $1.0598            $1.0190            $0.9918            $0.9511
CZECH REPUBLIC              $0.8386            $0.6709            $0.6541            $0.6290            $0.6122            $0.5870
DENMARK                     $0.6277            $0.5022            $0.4896            $0.4708            $0.4583            $0.4394
DOMINICA                    $0.9798            $0.7838            $0.7642            $0.7348            $0.7152            $0.6858
EGYPT                       $1.3003            $1.0402            $1.0142            $0.9752            $0.9492            $0.9102
ETHIOPIA                    $2.0870            $1.6696            $1.6279            $1.5653            $1.5235            $1.4609
FINLAND                     $0.5312            $0.4249            $0.4143            $0.3984            $0.3878            $0.3718
GAMBIA                      $1.0519            $0.8415            $0.8205            $0.7889            $0.7679            $0.7363
GERMANY                     $0.4643            $0.3715            $0.3622            $0.3482            $0.3390            $0.3250
GHANA                       $1.5451            $1.2361            $1.2052            $1.1588            $1.1279            $1.0816
GREECE                      $0.9169            $0.7335            $0.7152            $0.6877            $0.6693            $0.6418
GRENADA                     $1.0429            $0.8343            $0.8135            $0.7822            $0.7613            $0.7300
GUADELOUPE                  $1.3965            $1.1172            $1.0892            $1.0474            $1.0194            $0.9775
GUAM                        $0.9868            $0.7895            $0.7697            $0.7401            $0.7204            $0.6908
GUINEA                      $2.6068            $2.0855            $2.0333            $1.9551            $1.9030            $1.8248
GUYANA                      $1.3759            $1.1007            $1.0732            $1.0319            $1.0044            $0.9631
HUNGARY                     $1.0009            $0.8007            $0.7807            $0.7507            $0.7307            $0.7006
ICELAND                     $1.0145            $0.8116            $0.7913            $0.7609            $0.7406            $0.7101
INDONESIA                   $1.2959            $1.0367            $1.0108            $0.9719            $0.9460            $0.9072
IRAQ                        $2.1139            $1.6911            $1.6489            $1.5854            $1.5432            $1.4797
IRELAND                     $0.6442            $0.5154            $0.5025            $0.4832            $0.4703            $0.4509
ITALY                       $0.7297            $0.5838            $0.5692            $0.5473            $0.5327            $0.5108
IVORY COAST                 $2.0530            $1.6424            $1.6013            $1.5397            $1.4987            $1.4371
JORDAN                      $1.5290            $1.2232            $1.1926            $1.1468            $1.1162            $1.0703
KENYA                       $1.4552            $1.1642            $1.1350            $1.0914            $1.0623            $1.0186
LIBERIA                     $1.1758            $0.9407            $0.9172            $0.8819            $0.8584            $0.8231
LUXEMBOURG                  $0.6514            $0.5211            $0.5081            $0.4886            $0.4755            $0.4560
MALAYSIA                    $0.8725            $0.6980            $0.6806            $0.6544            $0.6370            $0.6108
MOROCCO                     $1.8913            $1.5131            $1.4752            $1.4185            $1.3807            $1.3239
MOZAMBIQUE                  $2.3685            $1.8948            $1.8474            $1.7764            $1.7290            $1.6579
MYANMAR (BURMA)             $4.9594            $3.9675            $3.8683            $3.7195            $3.6203            $3.4716
NETHERLANDS                 $0.3730            $0.2984            $0.2909            $0.2797            $0.2723            $0.2611
NETHERLANDS                 $0.6757            $0.5406            $0.5271            $0.5068            $0.4933            $0.4730
ANTILLES
NEW CALEDONIA               $2.5371            $2.0297            $1.9789            $1.9028            $1.8521            $1.7760
NEW ZEALAND                 $0.6454            $0.5163            $0.5034            $0.4840            $0.4711            $0.4518
NIGERIA                     $1.0594            $0.8475            $0.8263            $0.7945            $0.7733            $0.7415
NORWAY                      $0.4241            $0.3393            $0.3308            $0.3181            $0.3096            $0.2969
OMAN                        $2.1586            $1.7269            $1.6837            $1.6190            $1.5758            $1.5111
PHILIPPINES                 $1.1749            $0.9400            $0.9165            $0.8812            $0.8577            $0.8225
POLAND                      $0.9282            $0.7426            $0.7240            $0.6962            $0.6776            $0.6498
PORTUGAL                    $0.8698            $0.6959            $0.6785            $0.6524            $0.6350            $0.6089
QATAR                       $1.5824            $1.2659            $1.2342            $1.1868            $1.1551            $1.1077
ROMANIA                     $1.5711            $1.2569            $1.2254            $1.1783            $1.1469            $1.0998
SAO TOME                    $3.2542            $2.6034            $2.5383            $2.4407            $2.3756            $2.2779
SENEGAL                     $2.4015            $1.9212            $1.8732            $1.8012            $1.7531            $1.6811
SIERRA LEONE                $2.0157            $1.6125            $1.5722            $1.5118            $1.4714            $1.4110
SRI LANKA                   $1.7929            $1.4343            $1.3984            $1.3446            $1.3088            $1.2550
ST. KITTS                   $1.1018            $0.8814            $0.8594            $0.8263            $0.8043            $0.7713


                                MCI CONFIDENTIAL
                                       14

COUNTRY                    BASE RATES         EFFECTIVE          EFFECTIVE        EFFECTIVE          EFFECTIVE           EFFECTIVE
                                               RATES AT           RATES AT         RATES AT           RATES AT           RATES AT
                                              $200,000            $400,000          $600,000          $750,000          $1,000,000
                                            TOTAL BILLING       TOTAL BILLING     TOTAL BILLING     TOTAL BILLING      TOTAL BILLING
                                                 AFTER            AFTER 2%          AFTER 5%           AFTER 7%          AFTER 10%
                                               MAXIMIZER            AND               AND                AND                AND
                                               DISCOUNT          MAXIMIZER         MAXIMIZER          MAXIMIZER          MAXIMIZER
                                                 WHEN            DISCOUNTS         DISCOUNTS          DISCOUNTS          DISCOUNTS
                                              APPLICABLE           WHEN              WHEN                WHEN               WHEN
                                                                 APPLICABLE        APPLICABLE         APPLICABLE         APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
ST. LUCIA                   $1.1018            $0.8814            $0.8594            $0.8263            $0.8043            $0.7713
ST. VINCENT/GRENADINES      $1.1028            $0.8823            $0.8602            $0.8271            $0.8051            $0.7720
SURINAME                    $2.0634            $1.6507            $1.6095            $1.5476            $1.5063            $1.4444
SWEDEN                      $0.3642            $0.2914            $0.2841            $0.2731            $0.2659            $0.2549
SWITZERLAND                 $0.3945            $0.3156            $0.3077            $0.2959            $0.2880            $0.2761
SYRIA                       $2.2147            $1.7718            $1.7275            $1.6610            $1.6167            $1.5503
TANZANIA                    $1.5425            $1.2340            $1.2032            $1.1569            $1.1260            $1.0798
THAILAND                    $1.2121            $0.9697            $0.9454            $0.9091            $0.8848            $0.8485
TOGO                        $1.8092            $1.4473            $1.4112            $1.3569            $1.3207            $1.2664
TUNISIA                     $1.6296            $1.3037            $1.2711            $1.2222            $1.1896            $1.1407
TURKEY                      $0.9880            $0.7904            $0.7707            $0.7410            $0.7212            $0.6916
TURKS & CAICOS ISL          $1.1085            $0.8868            $0.8646            $0.8314            $0.8092            $0.7759
UGANDA                      $1.5011            $1.2009            $1.1709            $1.1258            $1.0958            $1.0508
UKRAINE                     $1.2301            $0.9841            $0.9595            $0.9226            $0.8980            $0.8611
UNITED ARAB EMIRATES        $0.8565            $0.6852            $0.6680            $0.6424            $0.6252            $0.5995
VIETNAM                     $1.7882            $1.4306            $1.3948            $1.3412            $1.3054            $1.2518
ZAIRE                       $1.5457            $1.2366            $1.2057            $1.1593            $1.1284            $1.0820
ZAMBIA                      $1.6297            $1.3038            $1.2712            $1.2223            $1.1897            $1.1408
ZIMBABWE                    $1.3139            $1.0511            $1.0249            $0.9854            $0.9592            $0.9198
----------------------------------------------------------------------------------------------------------------------------------


                                MCI CONFIDENTIAL

                                   EXHIBIT B

                          MCI FEATURE CARD SERVICE AND
                      ASSOCIATED FEATURE SERVICES DISCOUNT

A.    MCI FEATURE CARD SERVICE (OPTION T).

      When used under this Paragraph A, MCI Feature Card Service shall refer to such service only as accessed by dialing the unique 800 access number assigned by MCI to the MCI Feature Card Service.

      1) For domestic (i.e., within the U.S., but excluding Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands) interstate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay a postalized rate of $0.2225 per minute.

      2)(a) For domestic intrastate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Service in each applicable MCI state tariff.

      (b) Customer shall receive a credit for domestic intrastate usage of MCI Feature Card Service, which when combined with the rates identified in
      2)(a) above, shall yield the postalized rate of $0.2225 per minute (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

      (c) The credit amount in 2)(b) above shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

      3) During each month of the Service Term, Customer shall receive a credit calculated by multiplying thirty percent (30%) times Customer's domestic interstate, intrastate (after application of the credit described in Paragraph 2)(b) above) and international usage charges of MCI Feature Card Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

      The credit amount shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

      4) The following MCI Feature Card surcharges shall be charged on all direct dial MCI Feature Card calls.

      FROM                          TO                                                               SURCHARGE
      ----                          --                                                               ---------
      United States ("U.S")         U.S., Puerto Rico, U.S. Virgin Islands, Alaska & Hawaii             $0.000

      U.S.                          U.S., within the same State (domestic intrastate)                    $0.25


                                MCI CONFIDENTIAL

      Puerto Rico                   U.S.                                                                $0.250

      U.S. Virgin Islands           U.S.                                                                $0.250

      U.S., Puerto Rico
      & U.S. Virgin Island          Canada                                                              $0.250

      U.S., Puerto Rico
      & U.S. Virgin Islands         International Locations other than Canada                           $1.250

      Canada                        U.S., Puerto Rico & U.S. Virgin Islands                             $1.000

      Canada                        International Locations                                             $1.250

      5) The above discounts for MCI Feature Card Service are in lieu of any Tariff discounts including, without limitation, the discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

      6) For MCI Feature Card Service, Customer shall pay MCI for the fulfillment costs associated with Customer's usage of MCI Feature Card Service, plus an administrative charge for handling fulfillment in an amount equal to fifteen percent (15%) of the fulfillment costs.

      7) For MCI Feature Card Service, MCI shall provide the fraud detection procedures set forth in Exhibit C, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in Exhibit C.

B.    DISCOUNTS ON NON-TARIFFED FEATURE SERVICES.

      1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed Feature Card Services (MCI Messenger Service, *3 Flexible Routing for Voice Mail, Voice News Network and Speed Dialing) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined below):

                  Non-Tariffed
                  Feature Services            Discount
                  Monthly Usage              Percentage
                  -------------              ----------
                  $      0 to $    999          3.0%
                  $  1,000 to $ 19,999          6.0%
                  $ 20,000 to $ 49,999          6.5%
                  $ 50,000 to $ 99,999          7.0%
                  $100,000 to $249,999          7.5%
                  $250,000 to $374,999          8.0%
                  $375,000 and above            8.5%

      The above discounts shall apply only to Customer's usage of non-tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with non-tariffed Feature Services.

      2) Non-Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.


                                MCI CONFIDENTIAL

C.    DISCOUNTS ON TARIFFED FEATURE SERVICES.

      1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of tariffed Feature Card Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined below):

            Tariffed
            Feature Services                Discount
            Monthly Usage                  Percentage
            -------------                  ----------
            $      0 to $  1,499              3.0%
            $  1,500 to $ 37,499             12.0%
            $ 37,500 to $112,499             13.0%
            $112,500 to $187,499             14.0%
            $187,500 to $374,999             15.0%
            $375,000 to $562,499             16.0%
            $562,500 and above               17.0%

      The above discounts shall apply only to Customer's usage of tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with tariffed Feature Services.

      2) Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.


                                MCI CONFIDENTIAL
                                       18